UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2015

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1347 PROPERTY INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter) ________

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2015, Robert G. Gantley, Vice President and Chief Operating Officer of 1347 Property Insurance Holdings, Inc. (the “Company”), was reassigned to the role of Vice President of the Company and each of the Company’s wholly-owned subsidiaries, Maison Insurance Company, Maison Managers Inc. and ClaimCor, LLC. As the Company’s business has expanded, the Company has decided to dedicate a full-time executive to the claims process. Other operational functions which were previously administered by Mr. Gantley will be managed by other executives of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

By: /s/ John S. Hill
John S. Hill Vice President and Chief Financial Officer